CUSTODIAN CONTRACT

      This Contract is made as of August 24, 2000 by and between INVESCO ADVANTAGE SERIES FUNDS, INC., a corporation organized and existing under the laws of the state of Maryland and having its principal place of business at 7800
E. Union Avenue, Denver, Colorado 80237 (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian"),

                                   WITNESSETH:

      Whereas, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

      Whereas, the Fund intends to initially offer shares in one (1) series, INVESCO Advantage Fund (such series together with all other series subsequently established by the Fund and made subject to this Contract in accordance with paragraph 17, being herein referred to as the "Portfolio(s)").

      now, therefore, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto do hereby agree as follows:

1.    Employment of Custodian and Property to be Held by It

      The Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States of America ("domestic securities") and securities it desires to be held outside the United States of America ("foreign securities") pursuant to the provisions of the Fund's Articles of Incorporation. The Fund on behalf of the Portfolio(s) agrees to deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of capital stock, $0.01 par value, of the Fund representing interests in the Portfolios ("Shares") as may be issued or sold from time to time. The
Custodian shall not be responsible for any property of a Portfolio held or received by the Fund on behalf of the Portfolio and not delivered to the Custodian.

      Upon receipt of "Proper  Instructions" (as such term is defined in Article
5  of  this  Contract),   the  Custodian  shall  on  behalf  of  the  applicable
Portfolio(s) from time to time employ one or more sub-custodians located in the United States of America, including any state or political subdivision thereof and any territory over which its political sovereignty extends (the "United States" or "U.S."), but only in accordance with an applicable vote by the board of directors of the Fund (the "Board") on behalf of the applicable Portfolio(s) and provided that the Custodian shall have no more or less responsibility or
liability   to  the  Fund  on  account  of  any  actions  or  omissions  of  any
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sub-custodian so employed than any such sub-custodian has to the Custodian.  The
Custodian may employ as sub-custodians for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedule A hereto but only in accordance with the provisions of Article 3.

2. Duties of the Custodian with Respect to Property of the Fund Held By the Custodian in the United States

2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property to be held by it in the United States, including all domestic securities owned by such Portfolio other than (a) securities which are maintained in a "U.S. Securities System" (as such term is defined in Section 2.10 of this Contract) and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Custodian's Direct Paper System pursuant to Section 2.11.

2.2 Delivery of Securities. The Custodian shall release and deliver domestic securities owned by a Portfolio and held by the Custodian or in a U.S. Securities System account of the Custodian, which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for its customers ("U.S. Securities System Account") or in the Custodian's Direct Paper book-entry system account, which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for its customers ("Direct Paper System Account") only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

      1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

      2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

      3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.10 hereof;

      4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

      5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;
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      6)    To the issuer thereof,  or its agent,  for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.9 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a
            different   number  of  bonds,   certificates   or  other   evidence
            representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

      7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that, in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

      8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

      9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

      10) For delivery in connection with any loans of securities made by the Portfolio, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's U.S. Securities System Account, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

      11) For delivery as security in connection with any borrowings by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, but only against receipt of amounts borrowed;

      12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

      13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

      14) Upon receipt of instructions from the transfer agent for the Fund (the "Transfer Agent"), for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the Fund's currently effective prospectus and statement of additional information related to the Portfolio (the "Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

      15) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a certified copy of a vote of the Board or of the executive committee thereof signed by an officer of the Fund and certified by the Fund's Secretary or Assistant Secretary specifying the securities of the Portfolio to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

2.3 Registration of Securities. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to (i) timely collect income due the Fund on such securities and (ii) notify the Fund of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, as amended. Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable;
      provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940, as amended (the "Investment Company Act") and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Availability of Federal Funds. Upon agreement between the Fund on behalf of each applicable Portfolio and the Custodian, the Custodian shall, upon the receipt of Proper Instructions from the Fund on behalf of a Portfolio, make federal funds available to such Portfolio as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of such Portfolio which are deposited into the Portfolio's account.

2.6 Collection of Income. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to United States-registered securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to domestic bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Collection of income due each Portfolio on domestic securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund; the Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data in its possession as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

2.7 Payment of Fund Monies. Upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

      1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in
            Section 2.10 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in
            Section 2.11; (d) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio; or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Article 5;

      2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

      3) For the redemption or repurchase of Shares issued by the Portfolio as set forth in Article 4 hereof;

      4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management fees, accounting fees, transfer agent fees, legal fees and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

      5) For the payment of any dividends on Shares of the Portfolio declared pursuant to the governing documents of the Fund;

      6) For payment of the amount of dividends received in respect of securities sold short;

      7) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions from the Fund on behalf of the Portfolio, a certified copy of a vote of the Board or of the executive committee thereof signed by an officer of the Fund and certified by the Fund's Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

2.8 Liability for Payment in Advance of Receipt of Securities Purchased. Except as specifically stated otherwise in this Contract, in any and every case where payment for purchase of domestic securities for the account of a Portfolio is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund on behalf of such Portfolio to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

2.9 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act to act as a custodian, as its agent to carry out such of the provisions of this
      Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.10 Deposit of Securities in U.S. Securities Systems. The Custodian may deposit and/or maintain domestic securities owned by a Portfolio in a clearing agency registered with the Securities and Exchange Commission (the "SEC") under Section 17A of the Exchange Act, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies (a "U.S. Securities System") in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

      1) The Custodian may keep domestic securities of the Portfolio in a U.S. Securities System provided that such securities are represented in a U.S. Securities System Account;

      2) The records of the Custodian with respect to securities of the Portfolio which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Portfolio;

      3) The Custodian shall pay for domestic securities purchased for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio; the Custodian shall transfer securities sold for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the U.S. Securities System
            Account and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the U.S. Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio;

      4) The Custodian shall provide the Fund on behalf of the Portfolio(s) with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

      5) The Custodian shall have received from the Fund on behalf of the Portfolio the initial or annual certificate, as the case may be, required by Article 14 hereof; and

      6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

2.11 Fund Assets Held in the Custodian's Direct Paper System. The Custodian may deposit and/or maintain securities owned by a Portfolio in the Direct Paper System of the Custodian subject to the following provisions:

      1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund on behalf of the Portfolio;

      2) The Custodian may keep securities of the Portfolio in the Direct Paper System only if such securities are represented in the Direct Paper System Account;

      3) The records of the Custodian with respect to securities of the Portfolio which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Portfolio;

      4) The Custodian shall pay for securities purchased for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Portfolio;

      5) The Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Portfolio; and

      6) Upon the reasonable request of the Fund, the Custodian shall provide the Fund with any report on the Direct Paper System's system of internal accounting controls which has been prepared as of the time of such request.

2.12 Segregated Account. The Custodian shall, upon receipt of Proper Instructions from the Fund on behalf of each applicable Portfolio, establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in a U.S. Securities System Account by the Custodian pursuant to Section 2.10 hereof
      (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered Contract Market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the SEC relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, but only, in the case of this clause (iv), upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a certified copy of a vote of the Board or of the executive committee thereof signed by an officer of the Fund and certified by the Fund's Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of such securities.

2.14 Proxies. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund on behalf of the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

2.15 Communications Relating to Portfolio Securities. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund for each

      Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three (3) business days prior to the date on which the Custodian is to take such action.

3. Duties of the Custodian with Respect to Property of the Fund Held Outside of the United States

3.1 Appointment of Foreign Sub-Custodians. The Fund hereby authorizes and instructs the Custodian to employ as sub-custodians for the Portfolio's securities and other assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto (the "foreign sub-custodians"). Upon receipt of Proper Instructions, together with a certified vote of the Board, the Custodian and the Fund on behalf of the Portfolio(s) may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian. Upon receipt of Proper Instructions, the Fund may instruct the Custodian to cease the employment of any one or more such foreign sub-custodians for maintaining custody of the Portfolio's assets.

3.2 Assets to be Held. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) "foreign securities", as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Portfolio's foreign securities transactions.

3.3 Foreign Securities Systems. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Portfolio(s) shall be maintained in a clearing agency which acts as a securities depository or in a book-entry system for the central handling of securities located outside the United States (each a "Foreign Securities System") only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof (Foreign Securities Systems and U.S. Securities Systems are referred to herein collectively as the "Securities Systems"). Where possible, such arrangements shall include entry into agreements containing the provisions set forth in Section 3.5 hereof.

3.4 Holding Securities. The Custodian may hold securities and other non-cash property for all of its customers, including the Fund, with a foreign sub-custodian in a single account that is identified as belonging to the Custodian for the benefit of its customers; provided, however, that (i) the records of the Custodian with respect to securities and other non-cash property of the Fund which are maintained in such account shall identify by book-entry those securities and other non-cash property belonging to the Fund and (ii) the Custodian shall require that the securities and other non-cash property so held by the foreign sub-custodian be held separately from the assets of the foreign sub-custodian or of others.

3.5 Agreements with Foreign Banking Institutions. Each agreement with a foreign banking institution shall provide that: (a) the assets of each Portfolio will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration; (b) beneficial ownership of the assets of each Portfolio will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to the Custodian on behalf of its customers; (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Portfolios held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.6 Access of Independent Accountants of the Fund. Upon request of the Fund, the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7 Reports by Custodian. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Portfolio(s) held by foreign sub-custodians, including but not limited to an identification of entities having possession of Portfolio securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of its customers indicating, as to securities acquired for a Portfolio, the identity of the entity having physical possession of such securities.

3.8 Transactions in Foreign Custody Account. (a) Except as otherwise provided in paragraph (b) of this Section 3.8, the provision of Sections 2.2 and
      2.7 of this Contract shall apply, mutatis mutandis to the foreign securities of the Portfolio(s) held outside the United States by foreign sub-custodians.

      (b) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of each applicable Portfolio and delivery of securities maintained for the account of each applicable Portfolio may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

      (c) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9 Liability of Foreign Sub-Custodians. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and the Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund on behalf of the Portfolio, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolio has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10 Liability of Custodian. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by Section 3.13 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this Section 3.10, in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care.

3.11 Reimbursement for Advances. If the Fund requires the Custodian to advance cash or securities for any purpose for the benefit of a Portfolio, including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

3.12 Monitoring Responsibilities. The Custodian shall furnish annually to the Fund (during the month of June) information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or any material loss of the assets of the Fund or in the case of any foreign sub-custodian not the subject of an exemptive order from the SEC is notified by such foreign sub-custodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S. dollars or the local currency equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles).

3.13 Branches of U.S. Banks. (a) Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of Portfolio assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)(5) of the Investment Company Act meeting the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by Article 1 of this Contract.

      (b) Cash held for each Portfolio of the Fund in the United Kingdom shall be maintained in an interest bearing account established for the Fund with the Custodian's London branch, which account shall be subject to the direction of the Custodian, State Street London Ltd. or both.

3.14 Tax Law. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Fund by the tax law of the United States. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of jurisdictions other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.

4.    Payments for Sales or Repurchases or Redemptions of Shares

      The Custodian shall receive from the distributor for the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares of that Portfolio issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

      From such funds as may be available for the purpose but subject to the limitations of the Fund's Articles of Incorporation and any applicable votes of the Board pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

5.    Proper Instructions

      Proper Instructions as used throughout this Contract means a writing signed or initialed by one or more person or persons as the Board shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary of the Fund as to the authorization by the Board accompanied by a detailed description of procedures approved by the Board, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Fund has followed any security procedures agreed to from time to time by Fund and the Custodian, including, but not limited to, the security procedures selected by the Fund in the Funds Transfer Addendum attached hereto. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.12.

6.    Actions Permitted without Express Authority

      The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

      1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

      2) surrender securities in temporary form for securities in definitive form;

      3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

      4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board.

7.    Evidence of Authority

      The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board pursuant to the Fund's Articles of Incorporation as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8. Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income

      The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board to keep the books of account of each Portfolio and/or compute the net asset value per share of the outstanding Shares of each Portfolio or, if directed in writing to do so by the Fund on behalf of the Portfolio(s), shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio(s) as described in the Prospectus and shall advise the Fund and the Transfer Agent daily of the total amount of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus.

9.    Records

      The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

10.   Opinion of Fund's Independent Accountants

      The Custodian shall take all reasonable action, as the Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A and N-SAR or other annual reports to the SEC and with respect to any other SEC requirements.

11.   Reports to Fund by Independent Public Accountants

      The Custodian shall provide the Fund at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

12.   Compensation of Custodian

      The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian as agreed upon from time to time between the Fund on behalf of each applicable Portfolio and the Custodian.

13.   Responsibility of Custodian

      So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

      Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by: (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, nationalization or expropriation, imposition of currency controls or restrictions, the interruption, suspension or restriction of trading on or the closure of any securities markets, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, acts of war or terrorism, riots, revolutions, work stoppages, natural disasters or other similar events or acts; (ii) errors by the Fund or its investment advisor in their instructions to the Custodian provided such instructions have been given in accordance with this Contract; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance of payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

      The Custodian shall be liable for the acts or omissions of a foreign banking institution appointed pursuant to the provisions of Article 3 to the same extent as set forth in Article 1 hereof with respect to sub-custodians located in the United States (except as specifically provided in Section 3.10) and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by Section 3.13 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from, or caused by, the direction of or authorization by the Fund to maintain custody or any securities or cash of the Fund in a foreign country including, but not limited to, losses resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism.

      If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to the Custodian.

      If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including, but not limited to, securities settlements, the purchase or sale of foreign exchange or of contracts for foreign exchange, and assumed settlement) for the benefit of a Portfolio, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the

Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

14.   Effective Period, Termination and Amendment

      This Contract shall become effective as of the date of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however that the Custodian shall not with respect to a Portfolio act under Section 2.10 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board has approved the initial use of a particular Securities System by such Portfolio, as required by Rule 17f-4 under the Investment Company Act and that the Custodian shall not with respect to a Portfolio act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board has approved the initial use of the Direct Paper System by such Portfolio; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Fund's Articles of Incorporation, and further provided, that the Fund on behalf of one or more of the Portfolios may at any time by action of the Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

      Upon termination of the Contract, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

15.   Successor Custodian

      If a successor custodian shall be appointed by the Board, the Custodian shall, upon termination, deliver to such successor custodian at the offices of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System. If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote. In the event that no written order designating a successor custodian or certified copy of a vote of the Board shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $200,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Contract on behalf of each applicable Portfolio and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

      In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

16.   Interpretive and Additional Provisions

      In connection with the operation of this Contract, the Custodian and the Fund on behalf of each of the Portfolios may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Fund's Articles of Incorporation. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

17.   Additional Funds

      In the event that the Fund establishes one or more series of Shares in addition to INVESCO Advantage Fund with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

18.   Massachusetts Law to Apply

      This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

19.   Prior Contracts

      This Contract supersedes and terminates, as of the date hereof, any other prior contracts between the Fund and the Custodian relating to the custody of the assets of the Portfolio(s).

20.   Data Access Addendum.

      Each of the Fund and the Custodian agree to abide by the provisions of the Data Access Services Addendum attached hereto.

21.   Shareholder Communications Election

      SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

      YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

      NO  [x]     The  Custodian  is not  authorized  to release  the Fund's name, address, and share positions.

                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the date first above-written.

ATTEST                              INVESCO ADVANTAGE SERIES FUNDS, INC.


                                    By: /s/ Ronald L. Grooms
/s/ Glen A. Payne                       --------------------
-----------------                   Name:  Ronald L. Grooms
Name:  Glen A. Payne                Title: Senior Vice President
Title: Senior Vice President




ATTEST                              STATE STREET BANK AND TRUST COMPANY


                                    By: /s/ Ronald E. Logue
/s/ Stephanie L. Poster                 -------------------
-----------------------             Name:  Ronald E. Logue
Stephanie L. Poster                 Title: Vice Chairman
Vice President

                                   Schedule A
                                 17f-5 Approval

     The Board of Directors of INVESCO Advantage Series Funds, Inc. has approved certain foreign banking institutions and foreign securities  depositories within

State Street's  Global Custody Network for use as  subcustodians  for the Fund's securities,  cash and cash equivalents held outside of the United States.  Board approval is as indicated by the Fund's Authorized Officer:


FUND
OFFICER
INITIALS        COUNTRY         SUBCUSTODIAN                                    CENTRAL DEPOSITORY
--------        -------         ------------                                    ------------------
G.A.P.   STATE STREET'S ENTIRE GLOBAL CUSTODY NETWORK LISTED BELOW

______          Argentina               Citibank, N.A.                          Caja de Valores S.A.

______          Australia               Westpac Banking Corporation             Austraclear Limited

                                                                                Reserve Bank Information
                                                                                and Transfer System

______          Austria                 Erste Bank der Oesterreichischen        Oesterreichische Kontrollbank AG
                                        Sparkassen AG                           (Wertpapiersammelbank Division)

______          Bahrain                 HSBC Bank Middle East                   None
                                        (as delegate of The Hongkong and
                                        Shanghai Banking Corporation Limited)

______          Bangladesh              Standard Chartered Bank                 None

______          Belgium                 Fortis Bank nv-sa                       Caisse Interprofessionnelle de Depots
                                                                                et de Virements de Titres S.A.

                                                                                Banque Nationale de Belgique

______          Bermuda                 The Bank of Bermuda Limited             None

______          Bolivia                 Citibank, N.A.                          None


______          Botswana                Barclays Bank of Botswana Limited       None

FUND
OFFICER
INITIALS        COUNTRY                 SUBCUSTODIAN                            CENTRAL DEPOSITORY

______          Brazil                  Citibank, N.A.                          Companhia Brasileira de Liquidacao e
                                                                                Custodia

______          Bulgaria                ING Bank N.V.                           Central Depository AD
                                                                                Bulgarian National Bank

______          Canada                  State Street Trust Company Canada       Canadian Depository
                                                                                for Securities Limited

______          Chile                   Citibank, N.A.                          Deposito Central de Valores S.A.


______          People's Republic       The Hongkong and Shanghai               Shanghai Securities Central Clearing &
                of China                Banking Corporation Limited,            Registration Corporation
                                        Shanghai and Shenzhen branches

                                                                                Shenzhen Securities Central Clearing
                                                                                Co., Ltd.

______          Colombia                Cititrust Colombia S.A.                 Deposito Centralizado de Valores
                                        Sociedad Fiduciaria

______          Costa Rica              Banco BCT S.A.                          Central de Valores S.A.

______          Croatia                 Privredna Banka Zagreb d.d.             Ministry of Finance

                                                                                National Bank of Croatia

                                                                                Sredisnja Depozitarna Agencija d.d.

______          Cyprus                  The Cyprus Popular Bank Ltd.            None


______          Czech Republic          Ceskoslovenska Obchodi                  Stredisko cennych papiru
                                        Banka, A.S.
                                                                                Czech National Bank

______          Denmark                 Den Danske Bank                         Vaerdipapircentralen (Danish
                                                                                Securities Center)

______          Ecuador                 Citibank, N.A.                          None

______          Egypt                   Egyptian British Bank                   Misr for Clearing, Settlement,
                (as delegate of The Hongkong and                                and Depository
                                        Shanghai Banking Corporation
                                        Limited)

______          Estonia                 Hansabank                               Eesti Vaartpaberite Keskdepositoorium

______          Finland                 Merita Bank Plc.                        Finnish Central Securities
                                                                                Depository

FUND
OFFICER
INITIALS        COUNTRY         SUBCUSTODIAN                                    CENTRAL DEPOSITORY

______          France          BNP Paribas                                     Societe Interprofessionnelle
                                                                                pour la Compensation des
                                                                                Valeurs Mobilieres

______          Germany         Dresdner Bank AG                                Clearstream Banking AG, Frankfurt

______          Ghana           Barclays Bank of Ghana Limited                  None

______          Greece          National Bank of Greece S.A.                    Central Securities Depository
                                                                                (Apothetirion Titlon AE)

                                                                                Bank of Greece,
                                                                                System for Monitoring Transactions in
                                                                                Securities in Book-Entry Form

______          Hong Kong       Standard Chartered Bank                         Central Clearing and
                                                                                Settlement System

                                                                                Central Moneymarkets Unit

______          Hungary         Citibank Rt.                                    Kozponti Elszamolohaz es Ertektar
                                                                                (Budapest) Rt. (KELER)


______          Iceland         Icebank Ltd.                                    None

______          India           Deutsche Bank AG                                The National Securities Depository
                                                                                Limited

                                                                                Central Depository Services India
                                                                                Limited

                                                                                Reserve Bank of India

______                          The Hongkong and Shanghai                       The National Securities Depository
                                Banking Corporation Limited                     Limited

                                                                                Central Depository Services India
                                                                                Limited

                                                                                Reserve Bank of India

______          Indonesia       Standard Chartered Bank                         Bank Indonesia

                                                                                PT Kustodian Sentral Efek Indonesia

______          Ireland         Bank of Ireland                                 Central Bank of Ireland
                                                                                Securities Settlement Office

FUND
OFFICER
INITIALS        COUNTRY         SUBCUSTODIAN                                    CENTRAL DEPOSITORY

______          Israel          Bank Hapoalim B.M.                              Tel Aviv Stock Exchange
                                                                                Clearing House Ltd. (TASE Clearinghouse)

______          Italy           BNP Paribas, Italian Branch                     Monte Titoli S.p.A.

                                                                                Banca d'Italia

______          Ivory Coast     Societe Generale de Banques                     Depositaire Central -
                                en Cote d'Ivoire                                Banque de Reglement

______          Jamaica         Scotiabank Jamaica Trust                        Jamaica Central Securities
                                and Merchant Bank Limited                       Depository

______          Japan           The Fuji Bank, Limited                          Japan Securities Depository
                                                                                Center (JASDEC)

                                                                                Bank of Japan Net System

______                          The Sumitomo Bank, Limited                      Japan Securities Depository
                                                                                Center (JASDEC)

                                                                                Bank of Japan Net System

______          Jordan          HSBC Bank Middle East                           None
                                (as delegate of The Hongkong and
                                Shanghai Banking Corporation Limited)


______          Kenya           Barclays Bank of Kenya Limited                  Central Bank of Kenya

______          Republic of
                Korea           The Hongkong and Shanghai                       Korea Securities Depository
                                Banking Corporation Limited

______          Latvia          A/s Hansabanka                                  Latvian Central Depository

______          Lebanon         HSBC Bank Middle East                           Custodian and Clearing Center of
                                (as delegate of The Hongkong and                Financial Instruments for Lebanon and
                                Shanghai Banking Corporation                    the Middle East (MIDCLEAR) S.A.L.
                                Limited)
                                                                                Banque du Liban

______          Lithuania       Vilniaus Bankas AB                              Central Securities Depository of
                                                                                Lithuania




FUND
OFFICER
INITIALS        COUNTRY         SUBCUSTODIAN                                    CENTRAL DEPOSITORY

______          Malaysia        Standard Chartered Bank                         Malaysian Central Depository Sdn.
                                Malaysia Berhad                                 Bhd.

                                                                                Bank Negara Malaysia,
                                                                                Scripless Securities Trading and
                                                                                Safekeeping Systems

______          Mauritius       The Hongkong and Shanghai                       Central Depository & Settlement
                                Banking Corporation Limited                     Co. Ltd.

                                                                                Bank of Mauritius
______          Mexico          Citibank Mexico, S.A.                           S.D. INDEVAL
                                                                                (Instituto para el Deposito de
                                                                                Valores)

______          Morocco         Banque Commerciale du Maroc                     Maroclear

______          Namibia         Standard Bank Namibia Limited                   None

______          Netherlands     Fortis Bank (Nederland) N.V.                    Nederlands Centraal Instituut voor
                                                                                Giraal Effectenverkeer B.V. (NECIGEF)

______          New Zealand     ANZ Banking Group                               New Zealand Central Securities
                                (New Zealand) Limited                           Depository Limited

______          Norway          Christiania Bank og                             Verdipapirsentralen  (the Norwegian
                                Kreditkasse ASA                                 Central Registry of Securities)


______          Oman            HSBC Bank Middle East                           Muscat Securities Market Depository &
                                (as delegate of The Hongkong and                Securities Registration Company, SAOC
                                Shanghai Banking Corporation Limited)


______          Pakistan        Deutsche Bank AG                                Central Depository Company of
                                                                                Pakistan Limited

                                                                                State Bank of Pakistan

______          Palestine       HSBC Bank Middle East                           Clearing Depository and Settlement,
                                (as delegate of the Hongkong and                a department of the Palestine Stock
                                Shanghai Banking Corporation Limited)           Exchange

______          Panama          BankBoston, N.A.                                None

______          Peru            Citibank, N.A.                                  Caja de Valores y Liquidaciones,
                                                                                CAVALI ICLV S.A.


FUND
OFFICER
INITIALS        COUNTRY         SUBCUSTODIAN                                    CENTRAL DEPOSITORY

______          Philippines     Standard Chartered Bank                         Philippines Central Depository, Inc.

                                                                                Registry of Scripless Securities
                                                                                (ROSS) of the Bureau of Treasury

______          Poland          Citibank (Poland) S.A.                          National Depository of Securities
                                                                                (Krajowy Depozyt Papierow
                                                                                Wartosciowych SA)

                                                                                Central Treasury Bills Registrar

______          Portugal        Banco Comercial Portugues                       Central de Valores Mobiliarios

______          Qatar           HSBC Bank Middle East                           Central Clearing and Registration (CCR)
                                (as delegate of the Hongkong and                a department of the Doha Securities Market
                                Shanghai Banking Corporation Limited)


______          Romania         ING Bank N.V.                                   National Securities Clearing, Settlement
                                                                                and Depository Company

                                                                                Bucharest Stock Exchange Registry
                                                                                Division

                                                                                National Bank of Romania

________        Russia          Credit Suisse First Boston AO, Moscow           None
                                (as delegate of Credit Suisse
                                First Boston, Zurich)


______          Singapore       The Development Bank                            Central Depository (Pte)
                                of Singapore Limited                            Limited

                                                                                Monetary Authority of Singapore

______          Slovak Republic Ceskoslovenska Obchodni                         Stredisko cennych papierov
                                Banka, A.S.

                                                                                National Bank of Slovakia

______          Slovenia        Bank Austria Creditanstalt                      Klirinsko Depotna Druzba d.d.
                                d.d. Ljubljana.


______          South Africa    Standard Bank of South Africa Limited           The Central Depository Limited

                                                                                Strate Ltd.


______          Spain           Banco Santander Central                         Servicio de Compensacion y
                                Hispano, S.A.                                   Liquidacion de Valores, S.A.

                                                                                Banco de Espana,
                                                                                Central de Anotaciones en Cuenta

FUND
OFFICER
INITIALS        COUNTRY         SUBCUSTODIAN                                    CENTRAL DEPOSITORY


______          Sri Lanka       The Hongkong and Shanghai                       Central Depository System
                                Banking Corporation Limited                     (Pvt) Limited

______          Swaziland       Standard Bank Swaziland Limited                 None

______          Sweden          Skandinaviska Enskilda Banken                   Vardepapperscentralen, VPC AB
                                                                                (the Swedish Central Securities
                                                                                Depository)

______          Switzerland     UBS AG                                          SegaIntersettle AG (SIS)

______          Taiwan - R.O.C. Central Trust of China                          Taiwan Securities Central
                                or                                              Depository Co., Ltd.

------                          ---------------------------
                                (Client Designated Subcustodian)

______          Thailand        Standard Chartered Bank                         Thailand Securities Depository
                                                                                Company Limited

______          Trinidad &
                Tobago          Republic Bank Limited                           None

______          Tunisia         Banque Internationale                           Societe Tunisienne Interprofessionelle pour
                                Arabe de Tunisie                                la Compensation et de Depots des
                                                                                Valeurs Mobilieres

______          Turkey          Citibank, N.A.                                  Takas ve Saklama Bankasi A.S.
                                                                                (TAKASBANK)

                                                                                Central Bank of Turkey

______          Ukraine         ING Bank Ukraine                                National Bank of Ukraine


______          United Kingdom  State Street Bank and Trust Company,            Central Gilts Office and
                                London branch                                   Central Moneymarkets Office

______          Uruguay         BankBoston N.A.                                 None

______          Venezuela       Citibank, N.A.                                  Banco Central de Venezuela

______          Vietnam         The Hongkong and Shanghai                       None
                                Banking Corporation Limited

______          Zambia          Barclays Bank of Zambia Limited                 LuSE Central Shares Depository Limited

                                                                                Bank of Zambia

______          Zimbabwe        Barclays Bank of Zimbabwe Limited               None



FUND
OFFICER
INITIALS        COUNTRY         SUBCUSTODIAN                                    CENTRAL DEPOSITORY

______          Euroclear (The Euroclear System)/State Street London Limited

______          Clearstream Banking AG/State Street London Limited


CERTIFIED BY:

/s/ Glen A. Payne
-----------------------                                  August 24, 2000
FUND'S AUTHORIZED OFFICER                                ---------------
                                                         DATE

                             FUNDS TRANSFER ADDENDUM

OPERATING GUIDELINES                                         [STATE STREET ICON]
--------------------

1. OBLIGATION OF THE SENDER: State Street is authorized to promptly debit Client's (as named below) account(s) upon the receipt of a payment order in compliance with the selected Security Procedure chosen for funds transfer and in the amount of money that State Street has been instructed to transfer. State Street shall execute payment orders in compliance with the Security Procedure and with the Client's instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. All payment orders and communications received after this time will be deemed to have been received on the next business day.

2. SECURITY PROCEDURE: The Client acknowledges that the Security Procedure it has designated on the Selection Form was selected by the Client from Security Procedures offered by State Street. The Client shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated in writing to State Street. The Client must notify State Street immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Client's authorized personnel. State Street shall verify the authenticity of all instructions according to the Security Procedure.

3. ACCOUNT NUMBERS: State Street shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern.

4. REJECTION: State Street reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of State Street's receipt of such payment order; (b) if initiating such payment order would cause State Street, in State Street's sole judgment, to exceed any volume, aggregate dollar, network, time, credit or similar limits upon wire transfers which are applicable to State Street; or (c) if State Street, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

5. CANCELLATION OR AMENDMENT: State Street shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording State Street reasonable opportunity to act. However, State Street assumes no liability if the request for amendment or cancellation cannot be satisfied.

6. ERRORS: State Street shall assume no responsibility for failure to detect any erroneous payment order provided that State Street complies with the payment order instructions as received and State Street complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

7. INTEREST AND LIABILITY LIMITS: State Street shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless State Street is notified of the unauthorized payment order within thirty (30) days of notification by State Street of the acceptance of such payment order. In no event shall State Street be liable for special, indirect or consequential damages, even if advised of the possibility of such damages and even for failure to execute a payment order.

8. AUTOMATED CLEARING HOUSE ("ACH") CREDIT ENTRIES/PROVISIONAL PAYMENTS: When a Client initiates or receives ACH credit and debit entries pursuant to these Guidelines and the rules of the National Automated Clearing House Association and the New England Clearing House Association, State Street will act as an
Originating Depository Financial Institution and/or Receiving Depository Institution, as the case may be, with respect to such entries. Credits given by State Street with respect to an ACH credit entry are provisional until State Street receives final settlement for such entry from the Federal Reserve Bank. If State Street does not receive such final settlement, the Client agrees that State Street shall receive a refund of the amount credited to the Client in connection with such entry, and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

9. CONFIRMATION STATEMENTS: Confirmation of State Street's execution of payment orders shall ordinarily be provided within 24 hours notice which may be delivered through State Street's proprietary information systems, such as, but not limited to Horizon and GlobalQuest(R), or by facsimile or callback. The Client must report any objections to the execution of a payment order within 30 days.

SECURITY PROCEDURE(S) SELECTION FORM

Please select one or more of the funds transfer security procedures indicated below.

__ SWIFT

SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages. SWIFT is considered to be one of the most secure and efficient networks for the delivery of funds transfer instructions. Selection of this security procedure would be most appropriate for existing SWIFT members.

__ STANDING INSTRUCTIONS

Standing Instructions may be used where funds are transferred to a broker on the Client's established list of brokers with which it engages in foreign exchange transactions. Only the date, the currency and the currency amount are variable. In order to establish this procedure, State Street will send to the Client a list of the brokers that State Street has determined are used by the Client. The Client will confirm the list in writing, and State Street will verify the written confirmation by telephone. Standing Instructions will be subject to a mutually agreed upon limit. If the payment order exceeds the established limit, the Standing Instruction will be confirmed by telephone prior to execution.

__ REMOTE BATCH TRANSMISSION

Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and State Street. Security procedures include encryption and or the use of a test key by those individuals authorized as Automated Batch Verifiers.
CLIENTS SELECTING THIS OPTION SHOULD HAVE AN EXISTING FACILITY FOR COMPLETING CPU-CPU TRANSMISSIONS. THIS DELIVERY MECHANISM IS TYPICALLY USED FOR HIGH-VOLUME BUSINESS.

_X_ GLOBAL HORIZON INTERCHANGESM FUNDS TRANSFER SERVICE

Global Horizon Interchange Funds Transfer Service (FTS) is a State Street proprietary microcomputer-based wire initiation system. FTS enables Clients to electronically transmit authenticated Fedwire, CHIPS or internal book transfer instructions to State Street.
THIS DELIVERY MECHANISM IS MOST APPROPRIATE FOR CLIENTS WITH A LOW-TO-MEDIUM NUMBER OF TRANSACTIONS (5-75 PER DAY), ALLOWING CLIENTS TO ENTER, BATCH, AND REVIEW WIRE TRANSFER INSTRUCTIONS ON THEIR PC PRIOR TO RELEASE TO STATE STREET.

_X_ TELEPHONE CONFIRMATION (CALLBACK)

Telephone confirmation will be used to verify all non-repetitive funds transfer instructions received via untested facsimile or phone. This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. State Street will verify that the instruction contains the signature of an authorized person and prior to execution, will contact someone other than the originator at the Client's location to authenticate the instruction. SELECTION OF THIS ALTERNATIVE IS APPROPRIATE FOR CLIENTS WHO DO NOT HAVE THE CAPABILITY TO USE OTHER SECURITY PROCEDURES.

_X_ REPETITIVE WIRES

For situations where funds are transferred periodically (minimum of one instruction per calendar quarter) from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a mutually agreed upon limit. If the payment order exceeds the established limit, the instruction will be confirmed by telephone prior to execution. Telephone confirmation is used to establish this process. Repetitive wire instructions must be reconfirmed annually.
THIS ALTERNATIVE IS RECOMMENDED WHENEVER FUNDS ARE FREQUENTLY TRANSFERRED BETWEEN THE SAME TWO ACCOUNTS.

_X_ TRANSFERS INITIATED BY FACSIMILE

The Client faxes wire transfer instructions directly to State Street Mutual Fund Services. Standard security procedure requires the use of a random number test key for all transfers. Every six months the Client receives test key logs from State Street. The test key contains alpha-numeric characters, which the Client puts on each document faxed to State Street. This procedure ensures all wire instructions received via fax are authorized by the Client.
WE PROVIDE THIS OPTION FOR CLIENTS WHO WISH TO BATCH WIRE INSTRUCTIONS AND TRANSMIT THESE AS A GROUP TO STATE STREET MUTUAL FUND SERVICES ONCE OR SEVERAL TIMES A DAY.

_X_ AUTOMATED CLEARING HOUSE (ACH)

State Street receives an automated transmission or a magnetic tape from a Client for the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. Clients using ACH must select one or more of the following delivery options:

_X_ GLOBAL HORIZON  INTERCHANGE  AUTOMATED  CLEARING HOUSE SERVICE

Transactions are created on a microcomputer, assembled into batches and delivered to State Street via fully authenticated electronic transmissions in standard NACHA formats.

__ Transmission from Client PC to State Street Mainframe with Telephone Callback

__ Transmission from Client Mainframe to State Street Mainframe with Telephone Callback

_X_ Transmission from DST Systems to State Street Mainframe with Encryption

__  Magnetic Tape Delivered to State Street with Telephone Callback

State Street is hereby instructed to accept funds transfer instructions only via the delivery methods and security procedures indicated. The selected delivery methods and security procedure(s) will be effective 8/24/00 for payment orders initiated by our organization.

KEY CONTACT INFORMATION

Whom shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                             ALTERNATE CONTACT

/s/ Judy P. Wiese                                     /s/ Zenia Butler
-----------------                                     ----------------
      Name                                                   Name

7800 E. Union Ave.                                    7800 E. Union Ave.
------------------                                    ------------------
     Address                                                Address

Denver, CO 80237                                      Denver, CO 80237
----------------                                      ----------------
City/State/Zip Code                                  City/State/Zip Code

303-930-6218                                          303-713-6854
------------                                          ------------
Telephone Number                                    Telephone Number

303-930-6466                                          303-930-6466
------------                                          ------------
Facsimile Number                                    Facsimile Number

----------------------
   SWIFT Number

----------------------
   Telex Number

                            FUNDS TRANSFER ADDENDUM

INSTRUCTION(S)

TELEPHONE CONFIRMATION

FUND        INVESCO Advantage Series Funds, Inc.

INVESTMENT ADVISER      INVESCO Funds Group, Inc.

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:


NAME                          TITLE (Specify whether position     SPECIMEN SIGNATURE
                              is with Fund or Investment
                              Adviser)

Judy Wiese                    VP Control Services                 /s/ Judy Wiese

Linda Gieger                  VP Acct Services                    /s/ Linda Gieger

Zenia Butler                  Manager Control Services            /s/ Zenia Butler

Linda Justice                 Director Trans Services             /s/ Linda Justice

Darcey Vanwagner              Sup. Acct Resolution Services       /s/ Darcey Vanwagner

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE  PROVIDE A LISTING  OF FUND  OFFICERS  OF OTHER  INDIVIDUALS  WHO WILL BE
CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE  WIRES OF $10 MILLION OR MORE
AND ALL NON REPETITIVE WIRE INSTRUCTIONS:

NAME                         CALLBACK PHONE NUMBER          DOLLAR LIMITATION (IF ANY)

Judy Wiese                      303-930-6218

Linda Gieger

Zenia Butler                    303-713-6854

Linda Justice

FUNDS TRANSFER ADDENDUM

INSTRUCTION(S)

TELEPHONE CONFIRMATION

FUND        INVESCO Advantage Series Funds, Inc.

INVESTMENT ADVISER      INVESCO Funds Group, Inc.

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE  PROVIDE A LISTING OF FUND  OFFICERS OR OTHER  INDIVIDUALS  ARE CURRENTLY
AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

NAME                          TITLE (Specify whether position     SPECIMEN SIGNATURE
                              is with Fund or Investment
                              Adviser)

Stacey Krueger                Sup. Comp/Recon                     /s/ Stacey Kruger

Vicki Nugent                  Special Proj Acct.                  /s/ Vicki Nugent

Sue Lindman                   Acct Resolution Services            /s/ Sue Lindman

Mathew Eischen                Sup Trans Services                  /s/ Mathew Eischen

Philip Rodriquez              Sup Trans Services                  /s/ Philip Rodriquez


AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE  PROVIDE A LISTING  OF FUND  OFFICERS  OF OTHER  INDIVIDUALS  WHO WILL BE
CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE  WIRES OF $10 MILLION OR MORE
AND ALL NON REPETITIVE WIRE INSTRUCTIONS:

NAME                         CALLBACK PHONE NUMBER          DOLLAR LIMITATION (IF ANY)

_______________________      ______________________         __________________________

_______________________      ______________________         __________________________

_______________________      ______________________         __________________________

_______________________      ______________________         __________________________

_______________________      ______________________         __________________________

FUNDS TRANSFER ADDENDUM

INSTRUCTION(S)

TELEPHONE CONFIRMATION

FUND        INVESCO Advantage Series Funds, Inc.

INVESTMENT ADVISER      INVESCO Funds Group, Inc.

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE  PROVIDE A LISTING OF FUND  OFFICERS OR OTHER  INDIVIDUALS  ARE CURRENTLY
AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

NAME                          TITLE (Specify whether position     SPECIMEN SIGNATURE
                              is with Fund or Investment
                              Adviser)

Antoinette Fernandez          Team Lead Trans Services            /s/ Antoinette Fernandez

____________________          ________________________            ________________________

____________________          ________________________            ________________________

____________________          ________________________            ________________________

____________________          ________________________            ________________________


AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE  PROVIDE A LISTING  OF FUND  OFFICERS  OF OTHER  INDIVIDUALS  WHO WILL BE
CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE  WIRES OF $10 MILLION OR MORE
AND ALL NON REPETITIVE WIRE INSTRUCTIONS:

NAME                         CALLBACK PHONE NUMBER          DOLLAR LIMITATION (IF ANY)

______________________       _____________________          __________________________

______________________       _____________________          __________________________

______________________       _____________________          __________________________

______________________       _____________________          __________________________

______________________       _____________________          __________________________

             DATA ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT

      This Addendum to the Custodian Contract between INVESCO Advantage Series Funds, Inc. ("Customer") and State Street Bank and Trust Company ("State Street").

                                    PREAMBLE

      WHEREAS, State Street has been appointed as custodian of certain assets of the Customer pursuant to that certain Custodian Contract (the "Custodian Contract") dated as of August 24, 2000;

      WHEREAS, State Street has developed and utilizes proprietary accounting and other systems, including State Street's proprietary Multicurrency HORIZONSM Accounting System, in its role as custodian of the Customer, and maintains certain Customer-related data ("Customer Data") in databases under the control and ownership of State Street (the "Data Access Services"); and

      WHEREAS, State Street makes available to the Customer certain Data Access Services solely for the benefit of the Customer, and intends to provide additional services, consistent with the terms and conditions of this Addendum.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties agree as follows:

1.    SYSTEM AND DATA ACCESS SERVICES

      (a) System. Subject to the terms and conditions of this Addendum, State Street hereby agrees to provide the Customer with access to State Street's Multicurrency HORIZONSM Accounting System and the other information systems (collectively, the "System") as described in Attachment A, on a remote basis for the purpose of obtaining reports and information, solely on computer hardware, system software and telecommunication links as listed in Attachment B (the "Designated Configuration") of the Customer, or certain third parties approved by State Street that serve as investment advisors or investment managers or in other service capacities to the Customer such as the Customer's independent auditors (each, an "Investment Advisor"), solely with respect to the Customer, or on any designated substitute or back-up equipment configuration with State Street's written consent, such consent not to be unreasonably withheld.

      (b) Data Access Services. State Street agrees to make available to the Customer the Data Access Services subject to the terms and conditions of this Addendum and data access operating standards and procedures as may be issued by State Street from time to time. The ability of the Customer to originate electronic instructions to State Street on behalf of the Customer in order to
(i) effect the transfer or movement of cash or securities held under custody by State Street or (ii) transmit accounting or other information (such transactions are referred to herein as "Client Originated Electronic Financial Instructions"), and (iii) access data for the purpose of reporting and analysis, shall be deemed to be Data Access Services for purposes of this Addendum.

      (c) Additional Services. State Street may from time to time agree to make available to the Customer additional Systems that are not described in the attachments to this Addendum. In the absence of any other written agreement concerning such additional systems, the term "System" shall include, and this Addendum shall govern, the Customer's access to and use of any additional System made available by State Street and/or accessed by the Customer.

2.    NO USE OF THIRD PARTY SYSTEMS-LEVEL SOFTWARE

      State Street and the Customer acknowledge that in connection with the Data Access Services provided under this Addendum, the Customer will have access, through the Data Access Services, to Customer Data and to functions of State Street's proprietary systems; provided, however that in no event will the Customer have direct access to any third party systems-level software that retrieves data for, stores data from, or otherwise supports the System.

3.    LIMITATION ON SCOPE OF USE

      (a) Designated Equipment; Designated Location. The System and the Data Access Services shall be used and accessed solely on and through the Designated Configuration at the offices of the Customer or the Investment Advisor located in Denver, Colorado ("Designated Location").

      (b) Designated Configuration; Trained Personnel. State Street shall be responsible for supplying, installing and maintaining the Designated Configuration at the Designated Location. State Street and the Customer agree that each will engage or retain the services of trained personnel to enable both parties to perform their respective obligations under this Addendum. State Street agrees to use commercially reasonable efforts to maintain the System so that it remains serviceable, provided, however, that State Street does not guarantee or assure uninterrupted remote access use of the System.

      (c) Scope of Use. The Customer will use the System and the Data Access Services only for the processing of securities transactions, the keeping of books of account for the Customer and accessing data for purposes of reporting and analysis. The Customer shall not, and shall cause its employees and agents not to (i) permit any third party to use the System or the Data Access Services,
(ii) sell, rent, license or otherwise use the System or the Data Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Data Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, (iv) allow access to the System or the Data Access Services through terminals or any other computer or telecommunications facilities located outside the Designated Locations, (v) allow or cause any information (other than portfolio holdings, valuations of portfolio holdings, and other information reasonably necessary for the management or distribution of the assets of the Customer) transmitted from State Street's databases, including data from third party sources, available through use of the System or the Data Access Services to be redistributed or retransmitted to another computer, terminal or other device for other than use for or on behalf of the Customer or
(vi) modify the System in any way, including without limitation, developing any software for or attaching any devices or computer programs to any equipment, system, software or database which forms a part of or is resident on the Designated Configuration.

      (d) Other Locations. Except in the event of an emergency or of a planned System shutdown, the Customer's access to services performed by the System or to Data Access Services at the Designated Location may be transferred to a different location only upon the prior written consent of State Street. In the event of an emergency or System shutdown, the Customer may use any back-up site included in the Designated Configuration or any other back-up site agreed to by State Street, which agreement will not be unreasonably withheld. The Customer may secure from State Street the right to access the System or the Data Access Services through computer and telecommunications facilities or devices complying with the Designated Configuration at additional locations only upon the prior written consent of State Street and on terms to be mutually agreed upon by the parties.

      (e) Title. Title and all ownership and proprietary rights to the System, including any enhancements or modifications thereto, whether or not made by State Street, are and shall remain with State Street.

      (f) No Modification. Without the prior written consent of State Street, the Customer shall not modify, enhance or otherwise create derivative works based upon the System, nor shall the Customer reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

      (g) Security Procedures. The Customer shall comply with data access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System on a remote basis and to access the Data Access Services. The Customer shall have access only to the

Customer Data and authorized transactions agreed upon from time to time by State Street and, upon notice from State Street, the Customer shall discontinue remote use of the System and access to Data Access Services for any security reasons cited by State Street; provided, that, in such event, State Street shall, for a period not less than 180 days (or such other shorter period specified by the Customer) after such discontinuance, assume responsibility to provide accounting services under the terms of the Custodian Contract.

      (h) Inspections. State Street shall have the right to inspect the use of the System and the Data Access Services by the Customer and the Investment Advisor to ensure compliance with this Addendum. The on-site inspections shall be upon prior written notice to the Customer and the Investment Advisor and at reasonably convenient times and frequencies so as not to result in an unreasonable disruption of the Customer's or the Investment Advisor's business.

4.    PROPRIETARY INFORMATION

      (a) Proprietary Information. The Customer acknowledges and State Street represents that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation and other information made available to the Customer by State Street as part of the Data Access Services and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street.
Any and all such information provided by State Street to the Customer shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Customer agrees that it will hold such Proprietary Information in the strictest confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder. The Customer further acknowledges that State Street shall not be required to provide the Investment Advisor with access to the System unless it has first received from the Investment Advisor an undertaking with respect to State Street's Proprietary Information in the form of Attachment C to this Addendum. The Customer shall use all commercially reasonable efforts to assist State Street in identifying and preventing any unauthorized use, copying or disclosure of the Proprietary Information or any portions thereof or any of the logic, formats or designs contained therein.

      (b) Cooperation. Without limitation of the foregoing, the Customer shall advise State Street immediately in the event the Customer learns or has reason to believe that any person to whom the Customer has given access to the Proprietary Information, or any portion thereof, has violated or intends to violate the terms of this Addendum, and the Customer will, at its expense, co-operate with State Street in seeking injunctive or other equitable relief in the name of the Customer or State Street against any such person.

      (c) Injunctive Relief. The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law. In addition, State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

      (d)   Survival.   The  provisions  of this  Section 4 shall  survive the
termination of this Addendum.

5.    LIMITATION ON LIABILITY

      (a) Limitation on Amount and Time for Bringing Action. The Customer agrees that any liability of State Street to the Customer or any third party arising out of State Street's provision of Data Access Services or the System under this Addendum shall be limited to the amount paid by the Customer for the preceding 24 months for such services. In no event shall State Street be liable to the

Customer or any other party for any special, indirect, punitive or consequential damages even if advised of the possibility of such damages. No action, regardless of form, arising out of this Addendum may be brought by the Customer more than two years after the Customer has knowledge that the cause of action has arisen.

      (b)   Limited  Warranties.  NO  OTHER  WARRANTIES,  WHETHER  EXPRESS  OR
IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE MADE BY STATE STREET.

      (c) Third-Party Data. Organizations from which State Street may obtain certain data included in the System or the Data Access Services are solely responsible for the contents of such data, and State Street shall have no liability for claims arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof.

      (d) Regulatory Requirements. As between State Street and the Customer, the Customer shall be solely responsible for the accuracy of any accounting statements or reports produced using the Data Access Services and the System and the conformity thereof with any requirements of law.

      (e) Force Majeure. Neither party shall be liable for any costs or damages due to delay or nonperformance under this Addendum arising out of any cause or event beyond such party's control, including without limitation, cessation of services hereunder or any damages resulting therefrom to the other party, or the Customer as a result of work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action, or communication disruption.

6.    INDEMNIFICATION

      The Customer agrees to indemnify and hold State Street harmless from any loss, damage or expense including reasonable attorney's fees, (a "loss") suffered by State Street arising from (i) the negligence or willful misconduct in the use by the Customer of the Data Access Services or the System, including any loss incurred by State Street resulting from a security breach at the Designated Location or committed by the Customer's employees or agents or the Investment Advisor and (ii) any loss resulting from incorrect Client Originated Electronic Financial Instructions. State Street shall be entitled to rely on the validity and authenticity of Client Originated Electronic Financial Instructions without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by State Street from time to time.

7.    FEES

      Fees and charges for the use of the System and the Data Access Services and related payment terms shall be as set forth in the Custody Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). Any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street) shall be borne by the Customer. Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

8.    TRAINING, IMPLEMENTATION AND CONVERSION

      (a) Training. State Street agrees to provide training, at a designated State Street training facility or at the Designated Location, to the Customer's personnel in connection with the use of the System on the Designated
Configuration. The Customer agrees that it will set aside, during regular business hours or at other times agreed upon by both parties, sufficient time to enable all operators of the System and the Data Access Services, designated by the Customer, to receive the training offered by State Street pursuant to this Addendum.

      (b) Installation and Conversion. State Street shall be responsible for the technical installation and conversion ("Installation and Conversion") of the Designated Configuration. The Customer shall have the following responsibilities in connection with Installation and Conversion of the System:

      (i) The Customer shall be solely responsible for the timely acquisition and maintenance of the hardware and software that attach to the Designated Configuration in order to use the Data Access Services at the Designated Location.

      (ii) State Street and the Customer each agree that they will assign qualified personnel to actively participate during the Installation and Conversion phase of the System implementation to enable both parties to perform their respective obligations under this Addendum.

9.    SUPPORT

      During the term of this Addendum, State Street agrees to provide the support services set out in Attachment D to this Addendum.

10.   TERM OF ADDENDUM

      (a) Term of Addendum. This Addendum shall become effective on the date of its execution by State Street and shall remain in full force and effect until terminated as herein provided.

      (b) Termination of Addendum. Either party may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty days' prior written notice in the case of notice of termination by State Street to the Customer or thirty days' notice in the case of notice from the Customer to State Street of termination; or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. In the event the Customer shall cease doing business, shall become subject to proceedings under the bankruptcy laws (other than a petition for reorganization or similar proceeding) or shall be adjudicated bankrupt, this Addendum and the rights granted hereunder shall, at the option of State Street, immediately terminate with notice to the Customer. This Addendum shall in any event terminate as to any Customer within 90 days after the termination of the Custodian Contract applicable to such Customer.

      (c) Termination of the Right to Use. Upon termination of this Addendum for any reason, any right to use the System and access to the Data Access Services shall terminate and the Customer shall immediately cease use of the System and the Data Access Services. Immediately upon termination of this Addendum for any reason, the Customer shall return to State Street all copies of documentation and other Proprietary Information in its possession; provided, however, that in the event that either party terminates this Addendum or the Custodian Contract for any reason other than the Customer's breach, State Street shall provide the Data Access Services for a period of time and at a price to be agreed upon by the parties.

11.   MISCELLANEOUS

      (a) Assignment; Successors. This Addendum and the rights and obligations of the Customer and State Street hereunder shall not be assigned by either party without the prior written consent of the other party, except that State Street may assign this Addendum to a successor of all or a substantial portion of its business, or to a party controlling, controlled by, or under common control with State Street.

      (b)  Survival.   All  provisions  regarding   indemnification,   warranty,
liability and limits thereon, and confidentiality and/or protection of proprietary rights and trade secrets shall survive the termination of this Addendum.

      (c) Entire Agreement. This Addendum and the attachments hereto constitute the entire understanding of the parties hereto with respect to the Data Access Services and the use of the System and supersedes any and all prior or contemporaneous representations or agreements, whether oral or written, between the parties as such may relate to the Data Access Services or the System, and cannot be modified or altered except in a writing duly executed by the parties. This Addendum is not intended to supersede or modify the duties and liabilities of the parties hereto under the Custodian Contract or any other agreement between the parties hereto except to the extent that any such agreement specifically refers to the Data Access Services or the System. No single waiver of any right hereunder shall be deemed to be a continuing waiver.

      (d) Severability. If any provision or provisions of this Addendum shall be held to be invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

      (e)   Governing Law.    This   Addendum   shall   be   interpreted   and
construed in accordance with the internal laws of The Commonwealth of Massachusetts without regard to the conflict of laws provisions thereof.

                                  ATTACHMENT A

                   Multicurrency HORIZONS(M) Accounting System
                           System Product Description

I. The  Multicurrency  HORIZONS(M)  Accounting  System is  designed to provide
lot level   portfolio  and  general  ledger   accounting  for  SEC  and  ERISA
type requirements and includes the following services: 1) recording of general ledger entries; 2) calculation of daily income and expense; 3) reconciliation of daily activity with the trial balance, and 4) appropriate automated feeding mechanisms to (i) domestic and international settlement systems, (ii) daily, weekly and monthly evaluation services, (iii) portfolio performance and analytic services, (iv) customer's internal computing systems and (v) various State Street provided information services products.

II. GlobalQuest(R) is designed to provide customer access to the following information maintained on The Multicurrency HORIZONS(M) Accounting
System: 1) cash transactions and balances; 2) purchases and sales; 3) income receivables; 4) tax refund receivables; 5) daily priced positions; 6) open trades; 7) settlement status; 8) foreign exchange transactions; 9) trade history, and 10) daily, weekly and monthly evaluation services.

III. HORIZON(R) Gateway. HORIZON(R) Gateway provides customers with the ability to (i) generate reports using information maintained on the Multicurrency HORIZON(R) Accounting System which may be viewed or printed at the customer's location; (ii) extract and download data from the Multicurrency HORIZON(R) Accounting System; and (iii) access previous day and historical data. The following information which may be accessed for these purposes:

1) holdings; 2) holdings pricing; 3) transactions, 4) open trades; 5) income; 6) general ledger and 7) cash.

                                  ATTACHMENT B

                            *Designated Configuration

                                  ATTACHMENT C

                                   UNDERTAKING

      The Undersigned understands that in the course of its employment as Investment Advisor to INVESCO Advantage Series Funds, Inc. (the "Customer") it will have access to State Street Bank and Trust Company's ("State Street") Multicurrency HORIZONS(M) Accounting System and other information systems (collectively, the "System").

      The Undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation and other information made available to the Undersigned by State Street as part of the Data Access Services provided to the Customer and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

      The Undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

      Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the Undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.

                                    INVESCO FUNDS GROUP, INC.



                                    By:    /s/ Glen A. Payne
                                           -----------------
                                           Glen A. Payne
                                    Title: Senior Vice President

                                    Date:  August 24, 2000

                                  ATTACHMENT C

                                   UNDERTAKING

      The Undersigned understands that in the course of its employment as independent accountants of INVESCO Advamtage Series Funds, Inc. (the "Customer") it will have access to State Street Bank and Trust Company's ("State Street") Multicurrency HORIZONS(M) Accounting System and other information systems (collectively, the "System").

      The Undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation and other information made available to the Undersigned by State Street as part of the Data Access Services provided to the Customer and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

      The Undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

      Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the Undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.

                                    PRICEWATERHOUSECOOPERS LLP



                                    By:

                                    Title:

                                    Date:

                                  ATTACHMENT C

                                   UNDERTAKING

      The Undersigned understands that in the course of its employment as [name of service] of INVESCO Advantage Series Funds, Inc. (the "Customer") it will have access to State Street Bank and Trust Company's ("State Street") Multicurrency HORIZONS(M) Accounting System and other information systems (collectively, the "System").

      The Undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation and other information made available to the Undersigned by State Street as part of the Data Access Services provided to the Customer and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

      The Undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

      Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the Undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.

                                    [NAME OF SERVICE PROVIDER]



                                    By:

                                    Title:

                                    Date:

                                  ATTACHMENT D

                                     SUPPORT

During the term of this Addendum, State Street agrees to provide the following on-going support services:

      a. Telephone Support. The Customer Designated Persons may contact State Street's Multicurrency HORIZONSM Help Desk and Customer Assistance Center between the hours of 8 a.m. and 6 p.m. (Eastern time) on all business days for the purpose of obtaining answers to questions about the use of the System, or to report apparent problems with the System. From time to time, the Customer shall provide to State Street a list of persons, not to exceed five in number, who shall be permitted to contact State Street for assistance (such persons being referred to as "the Customer Designated Persons").

      b. Technical Support. State Street will provide technical support to assist the Customer in using the System and the Data Access Services. The total amount of technical support provided by State Street shall not exceed 10 resource days per year. State Street shall provide such additional technical support as is expressly set forth in the fee schedule in effect from time to time between the parties (the "Fee Schedule"). Technical support, including during installation and testing, is subject to the fees and other terms set forth in the Fee Schedule.

      c. Maintenance Support. State Street shall use commercially reasonable efforts to correct system functions that do not work according to the System Product Description as set forth on Attachment A in priority order in the next scheduled delivery release or otherwise as soon as is practicable.

      d. System Enhancements. State Street will provide to the Customer any enhancements to the System developed by State Street and made a part of the System; provided that, sixty (60) days prior to installing any such enhancement, State Street shall notify the Customer and shall offer the Customer reasonable training on the enhancement. Charges for system enhancements shall be as provided in the Fee Schedule. State Street retains the right to charge for related systems or products that may be developed and separately made available for use other than through the System.

      e. Custom Modifications. In the event the Customer desires custom modifications in connection with its use of the System, the Customer shall make a written request to State Street providing specifications for the desired modification. Any custom modifications may be undertaken by State Street in its sole discretion in accordance with the Fee Schedule.

      f. Limitation on Support. State Street shall have no obligation to support the Customer's use of the System: (i) for use on any computer equipment or telecommunication facilities which does not conform to the Designated Configuration or (ii) in the event the Customer has modified the System in breach of this Addendum.